Income Taxes	12 Months Ended
Apr. 30, 2012
Notes to Financial Statements
Income Taxes

(5) Income Taxes

Income tax expense for the years ended April 30 consists of the following:

	2012	2011	2010
Current:
Federal	$-	$-	$-
State	5	5	29
	5	5	29

Deferred:
Federal	-	-	3,216
State	-	-	366
	-	-	3,582
Total income tax expense	$5	$5	$3,611

Income tax expense differs from “expected” tax expense (computed by applying the applicable U. S. statutory Federal income tax rate to earnings before income taxes) as follows:

	2012	2011	2010

Federal income tax at statutory rates	$(1,106)	$(1,574)	$(2,425)
State income taxes (net of Federal income tax benefit)	(193)	(319)	395

Other	(47)	(259)	(138)

Total income tax expense (benefit) before provision for valuation allowance	(1,346)	(2,152)	(2,168)
Changes in valuation allowance	1,351	2,157	5,779
Total income tax expense	$5	$5	$3,611

The tax effect of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below:

	2012	2011
Deferred tax assets:
Compensated absences and severance, principally due to accruals for financial reporting purposes	$99	$121
Stock-based compensation expense	1,202	1,026
Accounts receivable, principally due to allowance for doubtful accounts and sales returns	78	88
Property and equipment, principally due to differences in depreciation	253	289
Intangible assets	360	390
Inventories	88	183
Domestic net operating losses	7,491	6,703
Software development costs	-	(577)
Alternative minimum tax	438	438
Other	66	58
Net deferred tax assets	10,075	8,719

Valuation allowance	(10,075)	(8,719)

Net deferred tax assets	$0	$0

The Company recorded a valuation allowance of $1.4 million and $2.2 million for the fiscal years ended April 30, 2012 and 2011, respectively. Management believes sufficient uncertainty exists regarding the realizability of the deferred tax asset items and that a valuation allowance is required. Management considers projected future taxable income and tax planning strategies in making this assessment. The amount of deferred tax assets considered realizable could materially change in the future if estimates of future taxable income change.

The Company has Federal and State net operating loss carryforwards of approximately $19.0 million and $17.1, million respectively. These can be used to offset future taxable income and expire between 2023 and 2032 for Federal tax purposes and 2016 and 2032 for State tax purposes.

The Company adopted FASB guidance for accounting for uncertainty in income taxes on May 1, 2008. The implementation of this guidance did not result in a material adjustment to the Company’s liability for unrecognized income tax benefits. At the time of adoption and as of April 30, 2012, the Company currently was not and is not engaged in an income tax examination by any tax authority. The Company recognizes interest and penalties on unpaid taxes in its income tax expense. No interest or penalties were recognized during the Company’s fiscal years ended April 30, 2012, 2011, or 2010.The Company files income tax returns in the United States and in various states. The Company’s significant tax jurisdictions are the U.S. Federal, New Jersey and Pennsylvania. The tax years subsequent to 2007 remain open to examination by the taxing authorities.